    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 12, 1998

                                                     REGISTRATION NO. 333-
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 -----------
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                 -----------
                      ADELPHIA COMMUNICATIONS CORPORATION
            (Exact name of registrant as specified in its charter)

        DELAWARE                   4841                    23-2417713
     (State or other         (Primary Standard          (I.R.S. Employer
     jurisdiction of            Industrial             Identification No.)
    incorporation or        Classification Code
      organization)               Number)

                             MAIN AT WATER STREET
                        COUDERSPORT, PENNSYLVANIA 16915
                                (814) 274-9830
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                 -----------

                              COLIN HIGGIN, ESQ.
                            DEPUTY GENERAL COUNSEL
                      ADELPHIA COMMUNICATIONS CORPORATION
                             MAIN AT WATER STREET
                        COUDERSPORT, PENNSYLVANIA 16915
                                (814) 274-9830
(Name, address, including zip code, and telephone number, including area code, of agent for service)
                                 -----------
                PLEASE ADDRESS A COPY OF ALL COMMUNICATIONS TO:
                      CARL E. ROTHENBERGER, JR., ESQUIRE
                              BUCHANAN INGERSOLL
                           PROFESSIONAL CORPORATION
                         21ST FLOOR, 301 GRANT STREET
                        PITTSBURGH, PENNSYLVANIA 15219
                                (412) 562-8826

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] No. 333-59999
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]
                                 -----------

                        CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                                  PROPOSED   PROPOSED
                                                   MAXIMUM    MAXIMUM
                                                  OFFERING   AGGREGATE
     TITLE OF EACH CLASS OF          AMOUNT TO    PRICE PER  OFFERING      AMOUNT OF
   SECURITIES TO BE REGISTERED     BE REGISTERED    UNIT     PRICE(1)   REGISTRATION FEE
----------------------------------------------------------------------------------------
Class A Common Stock, $.01 par
 value per share.................  600,000 Shares $32.21875 $19,331,250      $5,703
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) of the Securities Act.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

  This Registration Statement is filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act") by Adelphia Communications Corporation (the "Company"). In accordance with Rule 429 under the Securities Act, this Registration Statement incorporates by reference the entire contents of the Registration Statement on Form S-3 (Registration No. 333-59999), as amended (including the exhibits thereto), which was declared effective by the Commission on August 11, 1998 and which related to 10,400,000 shares or a maximum aggregate offering price of $393,900,000 in Class A Common Stock of the Company and 100,000 shares or a maximum aggregate offering price of $446,639,120 in of 8 1/8% Series C Cumulative Convertible Preferred Stock (including 11,792,452 underlying shares of Class A Common Stock into which such preferred stock is convertible).

                                 CERTIFICATION

  The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission any necessary filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on August 13, 1998), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by its bank during the bank's regular business hours no later than August 13, 1998.

                                    PART II
                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS

  (a) The following Exhibits are filed herewith:

  5.01 Opinion of Buchanan Ingersoll Professional Corporation
 23.01 Consent of Buchanan Ingersoll Professional Corporation (contained in its opinion filed as Exhibit 5.1 hereto)
 23.02 Consent of Deloitte & Touche LLP
 24.01 Power of Attorney (included on the Signature Page to the Registration
       Statement on Form S-3 (Registration Statement No. 333-59999) and incorporated by reference herein)

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coudersport, Commonwealth of Pennsylvania, on the 12th day of August, 1998.

                                     ADELPHIA COMMUNICATIONS CORPORATION

                                               /s/ Timothy J. Rigas
                                         By:  _________________________________
                                                    Timothy J. Rigas
                                           Executive Vice President and Chief
                                                   Financial Officer

  Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

      SIGNATURE                           TITLE
                                                                    DATE

                              Chairman, President and            August 12, 1998
            *                 Chief Executive Officer
-------------------------
John J. Rigas

            *                 Executive Vice President and       August 12, 1998
-------------------------     Director
Michael J. Rigas

/s/ Timothy J. Rigas          Executive Vice President, Chief    August 12, 1998
-------------------------     Accounting Officer, Treasurer,
Timothy J. Rigas              Chief Financial Officer and
                              Director

            *                 Executive Vice President and       August 12, 1998
-------------------------     Director
James P. Rigas

                              Senior Vice President,             August 12, 1998
            *                 Secretary
-------------------------     and Director
Daniel R. Milliard

                              Director                           August   , 1998
-------------------------
Perry S. Patterson

                              Director                           August   , 1998
-------------------------
Pete Metros

                              Director                           August   , 1998
-------------------------
Dennis P. Coyle

  */s/ Timothy J. Rigas                                          August 12, 1998
  -------------------------
      Timothy J. Rigas,
     as attorney-in-fact


                                      II-1